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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  January 22, 2001
                                                        ----------------




                          SALIX PHARMACEUTICALS, LTD.
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            (Exact name of registrant as specified in its charter)



                            British Virgin Islands
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                (State or other jurisdiction of incorporation)



           000-23265                                      94-3267443
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    (Commission file Number)                        (IRS Employer ID Number)




             3801 Wake Forest Road, Raleigh, North Carolina 27609
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (919) 862-1000
                                                    ----------------------------
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Item 5.  Other Events and Regulation FD Disclosure.

     On January 22, 2001, Salix Pharmaceuticals, Ltd. ("Salix") announced the launch of its first product, COLAZAL(TM).

     On February 13, 2001, Salix announced its operating results for the quarter and year ended December 31, 2000.

     On February 26, 2001, Salix announced that its shares of common stock began trading on the Nasdaq National Market.

     Copies of these press releases are attached as exhibits.


Item 7.  Financial Statements and Exhibits

       (c)   Exhibits

       99.1  Press Release dated January 22, 2001
       99.2  Press Release dated February 13, 2001
       99.3  Press Release dated February 26, 2001

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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SALIX PHARMACEUTICALS, LTD.



Date: February  27, 2001           By:  /s/ Adam C. Derbyshire
                                        -------------------------------------
                                        Adam C. Derbyshire
                                        Vice President and Chief Financial
                                        Officer